UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2010

AMHN, INC.

(Exact name of registrant as specified in its charter)

Utah	000-16731	87-0233535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North First Street, Suite 104, Burbank, California 91502

(Address of principal executive offices and Zip Code)

(424) 239-6781

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A, Amendment No.1 (the “Amendment”) is being filed solely for the purpose of correcting the page headings on the Notes to the Financial Statements for Exhibit 99.1 as contained in the Company’s Current Report on Form 8-K filed with the Commission on July 14, 2010 (“Form 8-K”). All other information contained in the Form 8-K remains unchanged. A corrected version of Exhibit 99.1 is filed with this Amendment, is incorporated herein by reference, and replaces in its entirety the same exhibit filed in the Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired:

See Financial Statements of Spectrum Health Network, Inc. for the period from inception (October 21, 2009) through December 31, 2010 attached hereto at Exhibit 99.1.

See Financial Statements of Spectrum Health Network, Inc. for the quarter ended March 31, 2010 attached hereto at Exhibit 99.2.

(b) Pro Forma Financial Information:

See Unaudited Proforma Consolidated Financial Statements attached hereto at Exhibit 99.3.

(c) Shell Company Transactions:

None.

(d) Exhibits:

Exh. No.	Date	Document

10.01	June 11, 2010	Agreement and Plan of Reorganization (for the acquisition of Spectrum Health Network, Inc.) (1)

99.1	n/a	Financial Statements of Spectrum Health Network, Inc. for year ended December 31, 2009*

99.2	n/a	Financial Statements of Spectrum Health Network, Inc. for quarter ended March 31, 2010(1)

99.3	n/a	Unaudited Proforma Consolidated Financial Statements(1)

(1)	Filed as an exhibit to the Current Report of Form 8-K filed with the Commission on June 14, 2010.
*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2010	AMHN, INC.

	By:	/S/ ROBERT CAMBRIDGE
Robert Cambridge
Chief Executive Officer

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